SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2002

AirNet Communications Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-28217 (Commission File Number)	59-3218138 (IRS Employer Identification No.)

3950 Dow Road, Melbourne, Florida 32934
(Address of Principal Executive Offices) (Zip Code)

(321) 984-1990
(Registrant’s Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS

On November 11, 2002, the Registrant reported financial results for the quarter ended September 30, 2002.

A press release dated November 11, 2002 announcing this transaction is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)                        Exhibits:

Exhibit Number	Exhibit Title
99.1	Press Release dated November 11, 2002

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AirNet Communications Corporation

	By:	/s/ Joseph F. Gerrity
Date: November 11, 2002		Joseph F. Gerrity Vice President, Finance & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release dated November 11, 2002